UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 26, 2006

Commission file number 1-13163

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2006, the Compensation Committee of the Board of Directors established under the Company’s Executive Incentive Compensation Plan (the “EICP”) the 2006 fiscal year earnings per share targets and the maximum dollar amount for any individual annual cash incentive award that may be paid for each target level of earnings per share. For purposes of determining the final annual incentive award payable to each executive officer in March 2007 within the maximum dollar amount, the Compensation Committee has discretion to decrease (but not increase) the amount payable. The EICP was approved by shareholders at the 2004 annual meeting.

For purposes of exercising its discretion and determining the final annual cash incentive award payable to each executive officer in March 2007 within the maximum dollar amount determined by the target earnings per share attained (as described below), on January 26, 2006 the Compensation Committee approved pre-established consolidated or relevant operating company and individual goals and objectives. The pre-established consolidated or relevant operating company goals and objectives for 2006 include earnings per share growth, operating profit growth, same store sales growth, system sales growth, restaurant development, franchise development and customer satisfaction metrics. These pre-established goals and objectives vary by executive officer depending on each executive officer’s area of responsibility. Depending on actual performance in 2006 against these goals and objectives and individual performance, bonus awards for 2006 could range from zero to 300 percent of each executive officer’s target bonus.

The Compensation Committee also approved stock appreciation rights grants to executive officers covering an aggregate of 860,886 shares of common stock. Each stock appreciation right grant was made under the Company’s Long Term Incentive Plan with an exercise price of $48.935 per share and an expiration date ten years from the date of grant and permits the executive to receive the number of shares with a value equal to the appreciation in Company stock from the grant date until exercise date with respect to the underlying stock of the award. The stock appreciation rights become exercisable in 25% annual increments beginning January 26, 2007. The terms of each appreciation right provide that such appreciation rights become immediately exercisable upon the occurrence of a change in control as such term is defined in the Long Term Incentive Plan. A copy of the form of Stock Appreciation Rights Agreement evidencing these stock appreciation right grants is attached at Exhibit 99.1.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Appointment of New Director to Committee

Mr. Thomas C. Nelson, whose appointment to the Board of Directors was announced on November 18, 2005, has been assigned to the Audit Committee. This assignment became effective at the January 26, 2006 Board of Directors meeting.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 - 1999 LONG TERM INCENTIVE PLAN AWARD FOR [insert date]

YUM! STOCK APPRECIATION RIGHTS AGREEMENT

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date: January 30, 2006	/s/ John P. Daly
Assistant Secretary

1999 LONG TERM INCENTIVE PLAN AWARD FOR [insert date]

YUM! STOCK APPRECIATION RIGHTS AGREEMENT

AGREEMENT made as of [INSERT DATE], by and between YUM! Brands, Inc., a North Carolina corporation having its principal office at 1441 Gardiner Lane, Louisville, Kentucky 40213 ("YUM!") and the "Participant".

W I T N E S S E T H:

WHEREAS, the shareholders of YUM! approved the Long Term Incentive Plan (the "Plan"), for the purposes and subject to the provisions set forth in the Plan;

WHEREAS, pursuant to authority granted to it in said Plan, the Compensation Committee of the Board of Directors of YUM! (the "Committee"), has granted to Participant stock appreciation rights (to be known hereinafter as “YUM! Stock Appreciation Rights”) with respect to the number of shares of YUM! Common Stock as set forth below;

WHEREAS, YUM! Stock Appreciation Rights granted under the Plan are to be evidenced by an Agreement in such form and containing such terms and conditions as the Committee shall determine;

NOW, THEREFORE, it is mutually agreed as follows:

1. Grant. In consideration of the Participant remaining in the employ of YUM!, or one of its divisions or direct or indirect subsidiaries (collectively the "Company"), YUM! hereby grants to the Participant, as of [insert date] (the “Grant Date”), on the terms and conditions set forth herein, YUM! Stock Appreciation Rights with respect to an aggregate number of shares of the Company's Common Stock as identified in the Participant’s letter from YUM!’s Chief People Officer, with no par value (the “Covered Shares”), with an “Exercise Price” of $_____ per share, which was the Fair Market Value (as defined below) of YUM! Common Stock on the Grant Date. The right to receive the appreciation on each such share in accordance with this Agreement is referred to herein as a YUM! Stock Appreciation Right.

2. Exercisability. The YUM! Stock Appreciation Right shall become exercisable at a rate of 25% of the original Covered Shares per year beginning on the first anniversary of the grant (i.e., [insert date]). Subject to the restrictions of this Agreement including, without limitation, the restrictions of paragraph 4:

(a)          The YUM! Stock Appreciation Right shall become exercisable with respect to one-fourth (1/4) of the Covered Shares on the one-year anniversary of the Grant Date (i.e., [insert date], which is referred to as the “Initial Vesting Date”) (but only if the date of termination with the Company has not occurred prior to the Initial Vesting Date).

(b)          After the Initial Vesting Date, the YUM! Stock Appreciation Right shall become exercisable with respect to an additional one-fourth (1/4) of the Covered Shares at each of the two-year anniversary of the Grant Date, the three-year anniversary of the Grant Date, and the four-year anniversary of the Grant Date, respectively (but only if the Participant's date of termination with the Company has not occurred prior to such anniversary), until such time as this YUM! Stock Appreciation Right is fully exercisable.

(c)         YUM! Stock Appreciation Rights must be exercised no later than [insert date]. The time during which YUM! Stock Appreciation Rights are exercisable is referred to as the "YUM! Stock Appreciation Right Term.”

(d)          Once exercisable and until terminated, all or a portion of the exercisable YUM! Stock Appreciation Rights may be exercised from time to time and at any time under procedures that the Committee shall establish from time to time, including, without limitation, procedures regarding the frequency of exercise and the minimum number of YUM! Stock Appreciation Rights which may be exercised at any time. Fractional YUM! Stock Appreciation Rights may not be exercised. No omission to exercise a YUM! Stock Appreciation Right shall result in the lapse of any other YUM! Stock Appreciation Right granted hereunder until the termination of such YUM! Stock Appreciation Right. The YUM! Stock Appreciation Rights shall terminate and expire no later than the end of the YUM! Stock Appreciation Right Term.

3. Exercise. Subject to the terms and conditions set forth herein, YUM! Stock Appreciation Rights may be exercised by giving notice of exercise to Merrill Lynch, the stock plan administrator (or any other stock plan administrator designated by YUM!) in the manner specified from time to time by YUM! or the stock plan administrator. Upon the exercise of the YUM! Stock Appreciation Right with respect to a share of Stock, the Participant shall receive an amount from the Company which is equal to the excess of the market price of a share of Stock at the time of exercise over the Exercise Price of one share of Stock. Such amount will be paid to the Participant, in shares of Stock (based on the market price of such shares at the date of exercise), and in cash with respect to any fractional shares or in a combination thereof.

4. Effect of Death, Retirement, Total Disability and Termination of Employment. The YUM! Stock Appreciation Rights shall automatically expire upon, and no YUM! Stock Appreciation Right may be exercised after, the termination of the Participant's employment with the Company, provided, however, that if such termination occurs by reason of the Participant's death, Retirement (as defined below) or Total Disability (as defined below), then the Participant's designated beneficiary (or, if none, his or her legal representative), in the event of death, or the Participant, in the event of Retirement or Total Disability, all YUM! Stock Appreciation Rights which are otherwise exercisable on the Participant's last day of active employment (or become exercisable on the Participant’s date of termination) may be exercised during the YUM! Stock Appreciation Right Term in accordance with this Agreement. Notwithstanding the prior sentence, in the event the Participant’s employment with the Company is involuntarily terminated without cause and solely as a result of (i) a disposition (or similar transaction) with respect to an identifiable Company business or segment ("Business"), and in accordance with the terms of the transaction, the Participant and a substantial portion of the other employees of the Business continue in employment with such Business or commence employment with its acquiror, (ii) the elimination of the Participant’s position within the Company, or (iii) the selection of the Participant for work force reduction (whether voluntary or involuntary), the Participant shall have a period of 90 days after termination of active employment to exercise such vested or previously exercisable YUM! Stock Appreciation Rights, but such exercise period shall not extend beyond the end of the YUM! Stock Appreciation Right Term.

5. Misconduct. In the event the Committee determines that the Participant has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company, (ii) breached any contract with or violated any fiduciary obligation to the Company, or (iii) engaged in any conduct which is injurious to the Company including diverting employees of the Company to leave the Company without the Company’s prior consent, then YUM! may terminate all of the Participant's outstanding YUM! Stock Appreciation Rights and the Participant shall forfeit all rights to any unexercised YUM! Stock Appreciation Rights granted hereunder.

6. Adjustment for Change in Common Stock. In the event of any change in the outstanding shares of YUM! Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the number of shares which the Participant may purchase pursuant to the YUM! Stock Appreciation Rights and the Exercise Price at which the Participant may purchase such shares shall be adjusted appropriately in the Committee's discretion.

7. Nontransferability. These YUM! Stock Appreciation Rights are personal to the Participant and, during his or her lifetime, may be exercised only by the Participant. The YUM! Stock Appreciation Rights shall not be transferable or assignable, other than by will or the laws of descent and distribution, and any such purported transfer or assignment shall be null and void without the express consent of the Committee.

8. Buy-Out of YUM! Stock Appreciation Right Gains. At any time after any YUM! Stock Appreciation Right becomes exercisable, the Committee shall have the right, in its sole discretion and without the consent of the Participant, to cancel such YUM! Stock Appreciation Right and to pay to the Participant the difference between the Exercise Price of the YUM! Stock Appreciation Right and the Fair Market Value of the shares covered by the YUM! Stock Appreciation Rights as of the date the Committee provides written notice (the "Buy Out Notice") of its intention to exercise such right. Payments of such buy out amounts pursuant to this provision shall be effected by YUM! as promptly as possible after the date of the Buy Out Notice and may be made in cash or in shares of Common Stock, or partly in cash and partly in Common Stock as the Committee deems advisable. To the extent payment is made in shares of Common Stock, the number of shares shall be determined by dividing the amount of payment to be made by the Fair Market Value of a share at the date of the Buy Out Notice. In no event shall YUM! be required to deliver a fractional share of Common Stock in satisfaction of this buy out provision.

9. Change in Control. Notwithstanding anything in this Agreement to the contrary (including paragraph 5 above), in the event of a Change in Control (as defined in the Plan), the YUM! Stock Appreciation Rights shall become fully and immediately exercisable. If the employment of the Participant is terminated within 2 years following a Change in Control, all YUM! Stock Appreciation Rights shall continue to be exercisable at any time within 3 years after the date of such termination of employment, but in no event after the end of the YUM! Stock Appreciation Right Term.

10. Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. Subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that shares described in this clause may be used to satisfy not more than the Company’s minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal, state and local tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

11. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) "Fair Market Value" of a share of YUM! Common Stock shall mean an amount equal to the average of the high and low sales prices of a share of YUM! Common Stock as reported on the composite tape for securities listed on The New York Stock Exchange Inc., on the date in question (or, if no sales of Common Stock were made on said Exchange on such date, on the next preceding day on which sales were made on such Exchange), rounded to four decimal places.

(b) "Retirement" shall have the meaning used in the YUM! Retirement Plan, as then in effect, whether it occurs on the Participant's Normal Retirement Date or Early Retirement Date, or in the absence of such Retirement Plan being applicable to the Participant. "Retirement" shall mean termination of employment by the Participant on or after the Participant’s attainment of age 55 and 10 years of service.

(c) "Totally Disabled" shall mean either (i) the Participant has been determined to be eligible to receive long-term disability benefits under a long-term disability plan maintained by YUM!, or (ii) total disability of the Participant as determined by the Committee, upon the basis of such evidence as the Committee deems necessary and advisable.

12. Notices. Any notice to be given to YUM! under the terms of this Agreement shall be addressed to YUM! at Louisville, Kentucky 40213, Attention: Vice President, Compensation and Benefits, or such other address as YUM! may hereafter designate to the Participant. Any such notice shall be deemed to have been given when personally delivered, addressed as aforesaid, or when enclosed in a properly sealed envelope or wrapper, addressed as aforesaid, and deposited, postage prepaid, with the federal postal service.

13. Binding Effect.

(a) This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to YUM!, whether by merger, consolidation or the sale of all or substantially all of YUM!'s assets. YUM! will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of YUM! to expressly assume and agree to perform this Agreement in the same manner and to the same extent that YUM! would be required to perform if no such succession had taken place.

(b) This Agreement shall be binding upon and inure to the benefit of the Participant or his or her legal representative and any person to whom the YUM! Stock Appreciation Rights may be transferred by will, the applicable laws of descent and distribution or consent of the Committee.

14. Receipt of Prospectus. The Participant hereby acknowledges that he or she has received a copy of YUM! Prospectus relating to the YUM! Stock Appreciation Rights, the shares covered thereby and the Plan, and that he or she fully understands his or her rights under the Plan.

15. Plan Controls. The YUM! Stock Appreciation Rights and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any Operating Guidelines or other policies or regulations which govern administration of the Plan, which shall be controlling. YUM! reserves its right to amend or terminate the Plan at any time without the consent of the Participant, provided, however, that YUM! Stock Appreciation Rights outstanding under the Plan at the time of such amendment or termination shall not be adversely affected thereby. All interpretations or determinations of the Committee shall be final, binding and conclusive upon the Participant and his or her legal representatives on any question arising hereunder or under the Plan, the Operating Guidelines or other policies or regulations which govern administration of the Plan.

16. Rights to Future Grants; Compliance with Law. By entering into this Agreement, the Participant acknowledges and agrees that the award and acceptance of YUM! Stock Appreciation Rights pursuant to this Agreement does not entitle the Participant to future grants of stock options or other awards in the future under the Plan or any other plan, nor does it confer on the Participant any right with respect to continuance of employment. The Participant further agrees to seek all necessary approval under, make all required notifications under and comply with all laws, rules and regulations applicable to the ownership of YUM! Stock Appreciation Rights and the exercise of YUM! Stock Appreciation Rights, including, without limitation, currency and exchange laws, rules and regulations. The YUM! Stock Appreciation Rights do not convey rights as a shareholder to the Participant.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

YUM! BRANDS, INC.
By
Anne P. Byerlein
YUM! Brands, Inc., Chief People Officer